EXHIBIT 10.58

March 11, 2011

SECOND AMENDMENT TO PROMISSORY NOTE

This Second Amendment to Promissory Note (this “Amendment”) is to be effective as of the close of business March 11, 2011, or as otherwise stated herein.

WHEREAS, the undersigned are parties to that certain Promissory Note (as the same has been and may be hereafter renewed, amended, modified, or extended, the “Note”) dated as of March 12, 2009 in the original amount of $12,910,386.14, made by WEINGARTEN REALTY INVESTORS (“Weingarten”), a Texas real estate investment trust, and payable to the order of RELIANCE TRUST COMPANY, as Trustee of the Master Nonqualified Plan Trust (“Trust”) under the Weingarten Realty Investors Supplemental Executive Retirement Plan (“SERP”) and Weingarten Realty Investors Retirement Benefit Restoration Plan (“Reliance”); and

WHEREAS, the scheduled maturity date of the Note is March 12, 2011; and

WHEREAS, the parties desire to extend the maturity date under the Note to a date one year from the date of its currently-scheduled maturity; and

WHEREAS, the parties desire to amend the Note to reflect this change and desire to memorialize the outstanding balance due under the Note as of March 11, 2011;

NOW, THEREFORE, it is agreed:

1.	The second paragraph of the Note shall be revised to be and read as follows:

“The entire unpaid balance of the Note, including accrued interest, shall be due and payable March 12, 2012.”

2.	As of the close of business March 11, 2011, the balance due under the Note, including accrued interest, is $13,010,737.20.

In all other respects, the Note is hereby ratified and confirmed.

This instrument may be executed by the parties individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same instrument. Individuals authorized to enter into this amendment on behalf of Weingarten are identified on Exhibit A hereto.

RELIANCE TRUST COMPANY

By:	/s/ Trey Carter

Its (Title):	Senior Vice President

Date:	March 14, 2011

WEINGARTEN REALTY INVESTORS

By:	/s/ Stephen C. Richter
Its:	Executive Vice-President and
Chief Financial Officer

Date:	March 11, 2011

Exhibit A

Individuals Authorized to Enter into the Second Amendment to Promissory Note on behalf of Weingarten

Andrew M. Alexander

Stephen C. Richter